                             HALLMARK EQUITY SERIES TRUST

                           Supplement dated April 3, 2006
to the Prospectus and Statement of Additional Information dated July 26, 2005

     Effective March 20, 2006, Gurudutt Baliga- Chief Investment Officer, International Department of Pinnacle Associates Ltd. ("Pinnacle"), became the portfolio manager of the Hallmark International Equity Fund and Hallmark International Small-Cap Fund (each a "Fund" and collectively, the "Funds"). Mr. Baliga is primarily responsible for the day-to-day management of each Fund's portfolio.

     Mr. Baliga joined Pinnacle in 2005. Prior to joining Pinnacle, Mr. Baliga was with Alliance Capital as a Senior Portfolio Manager from 1998 to 2004. He was a senior member of the team managing global large cap growth institutional assets since 2000. Mr. Baliga also managed the International Premier Growth Fund from 2001 to 2004 and was a senior member of the team managing U.S. large cap growth institutional assets from 1998 through 2003. Mr. Baliga attended the Indian Institute of Technology receiving a B.S. in Chemical Engineering. He also has an M.B.A. and M.S. in Chemical Engineering from the University of Toledo and a Doctorate in Business Administration from Kent State University.

     Mr. Baliga also manages four pooled investment vehicles with approximately $104,000,000 in total assets and 84 separate accounts with approximately $362,000,000 in total assets. Mr. Baliga does not receive a performance based fee for any

     Mr. Baliga receives a fixed percentage, pre-tax payout based on assets under management for his services on all accounts managed. Additionally, he participated in a firm profit sharing plan and stock option plan. Mr. Baliga does not own any shares of the Funds.

     Additional important information on Pinnacle can be found in the Funds' most recent prospectus and Statement of Additional Information.